UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   April 2009
                Date of Report (Date of earliest event reported)

                   CANADIAN DERIVATIVES CLEARING CORPORATION
             (Exact name of registrant as specified in its charter)

                                Ontario, Canada
                 (State or other jurisdiction of Incorporation)

                                    2-69458
                            (Commission File Number)

                                      N.A.
                       (IRS Employer Identification No.)

           800 Victoria Square, P.O. Box 61, Montreal, Quebec, Canada
                                    H4Z 1A9
               (Address of principal executive offices)(Zip Code)

                                  416-871-3596
               Registrant's telephone number, including area code

                                      N.A.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits        Page

1. List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of April 30, 2009.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


By: /s/ Michel Favreau
   ----------------------------------
    Name:   Michel Favreau
    Title:  Senior Vice President and
            Chief Clearing Officer

Date: May 7, 2009